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                      THIRD AMENDMENT TO LOAN AGREEMENT

   This Agreement, made as of the 31st day of January, 1996, by and among First National Bank of Omaha ("BANK"), a national banking association with principal offices in Omaha, Nebraska; TRANSTERRA CO. ("BORROWER"), a Nebraska corporation with principal offices in Omaha, Nebraska; AmeriTrade, Inc. ("AMERITRADE"), a Nebraska corporation with principal offices in Omaha, Nebraska; and John Joe Ricketts ("GUARANTOR"), a resident of Douglas County, Nebraska.

   Whereas, BANK and BORROWER executed a written Loan Agreement dated December 22, 1994, which was subsequently amended July 7, 1995 and September 14, 1995 (the Loan Agreement together with all amendments is referred to herein as "LOAN AGREEMENT").

   Whereas, BORROWER desires to increase REVOLVING NOTE from $2,000,000.00 to $4,000,000.00.

   Whereas, this amendment is executed contemporaneously with a revolving promissory note in the amount of $4,000,000.00 ("REVOLVING NOTE") in the form attached hereto as Exhibit A. A term promissory note in the amount of $1,900,000.00 ("TERM NOTE") in the form attached hereto as Exhibit B, and a term promissory note in the amount of $6,000,000.00 ("TERM NOTE B") in the form attached hereto as Exhibit C, were previously executed pursuant to the LOAN AGREEMENT. REVOLVING NOTE, TERM NOTE, and TERM NOTE B, together with any renewals, extensions, or modifications thereof are collectively called "NOTES", and are guaranteed by GUARANTOR. As collateral for the NOTES, BORROWER has pledged a security interest in 7,559 shares of AMERITRADE capital stock as evidenced by a pledge agreement in the form attached hereto as Exhibit D.

   Now, Therefore, in consideration for the NOTES, and their mutual promises made herein, the parties agree as follows:

1. All terms and conditions of the LOAN AGREEMENT shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings described in the LOAN AGREEMENT.

2. GUARANTOR consults to this Amendment, and by his execution hereof ratifies and confirms his executed written guarantee of BORROWER'S obligations.

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   In witness whereof the parties set their hands as of the date first written above.

TransTerra Co.                         AmeriTrade, Inc.


by /s/ John Joe Ricketts               by /s/ John Joe Ricketts
   -------------------------------       -----------------------
Its  Chairman and CEO                  Its  Chairman & CEO
   -------------------------------       -----------------------


First National Bank of Omaha

by /s/ J.P. Bonham
   -------------------------------
Its  Vice President
   -------------------------------


Acknowledged by:


/s/ John Joe Ricketts
----------------------------------
John Joe Ricketts, Individually as Guarantor